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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 15, 1999

                                  VIASOFT, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

                 0-25472                                94-2892506
        (Commission File Number)               (IRS Employer Identification No.)

                 3033 North 44th Street, Phoenix, Arizona       85018

         (Address of Principal Executive Offices)            (Zip Code)

                                 (602) 952-0050

              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.           OTHER EVENTS.

         On July 15, 1999, Viasoft, Inc. issued the press release filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
------            -----------

99.1              Press release dated July 15, 1999.





                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               VIASOFT, INC.

   Date:  July 15, 1999                 By: /s/ Catherine R. Hardwick
                                           ------------------------
                                            Catherine R. Hardwick
                                            Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit  No.      Exhibit
-------  ---      -------

99.1              Press release dated July 15, 1999